Exhibit 10.7

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Third Amendment to Purchase and Sale Agreement (this “Amendment”) is executed on May 31, 2011, by and between Merit Management Partners I, L.P., Merit Management Partners II, L.P., Merit Management Partners III, L.P., Merit Energy Partners III, L.P., MEP III GOM, LLC, Merit Energy Partners D-III, L.P., Merit Energy Partners E-III, L.P., and Merit Energy Partners F-III, L.P. (collectively, “Seller”), and Black Elk Energy Offshore Operations, LLC (“Purchaser”).

RECITALS

A. Seller and Purchaser are parties to that Purchase and Sale Agreement executed on March 17, 2011, as amended on March 30, 2011 and May 18, 2011 (the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meaning specified in the Agreement.

B. Seller and Purchaser desire to amend the Agreement in the manner and upon the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

1. Amendment of Certain Exhibits and Schedules. The parties acknowledge and agree that the following exhibits and schedules to the Agreement are hereby deleted in their entirety and replaced with the exhibits and schedules of the same enumeration attached hereto:

Exhibit A

Exhibit A-1

Schedule 1.2(d)

Schedule 1.2(e)

Schedule 1.2(f)

Schedule 1.2(g)

Exhibit D

2. Continuation of Agreement. As amended hereby, the Agreement shall continue in full force and effect according to its terms.

IN WITNESS WHEREOF, this Amendment has been signed by each of the parties hereto on the date first above written.

SELLER:

Merit Management Partners I, L.P.
Merit Management Partners II, L.P.
Merit Management Partners III, L.P.
Merit Energy Partners III, L.P.

By:	Merit Management Partners GP, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

MEP III GOM, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

Merit Energy Partners D-III, L.P.

By:	Merit Management Partners I, L.P.

By:	Merit Management Partners GP, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

Merit Energy Partners E-III, L.P.

By:	Merit Management Partners II, L.P.

By:	Merit Management Partners GP, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

Merit Energy Partners F-III, L.P.

By:	Merit Management Partners III, L.P.

By:	Merit Management Partners GP, LLC

By:	/s/ Christopher S. Hagge
Name:	Christopher S. Hagge
Title:	Vice President

PURCHASER:

Black Elk Energy Offshore Operations, LLC

By:	/s/ J.D. Matthews
Name:	J.D. Matthews
Title:	Vice President–Land

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